UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 5, 2005

UNOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.unova.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Registrant’s telephone number, including area code:  (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Departure of Principal Officer.

On July 5, 2005, UNOVA, Inc. issued a press release announcing the resignation of Michael E. Keane, its Senior Vice President and Chief Financial Officer.  That press release stated that his resignation would be effective August 15, 2005.  Mr. Keane has agreed today to defer his departure to August 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNOVA, INC.

	By:	/s/ Janis L. Harwell
Janis L. Harwell
Senior Vice President and
General Counsel

August 10, 2005